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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 14, 2002


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                               0-23253                         58-2301135
(State or Other Jurisdiction             (Commission File Number)               (IRS Employer
      of Incorporation)                                                      Identification No.)

        1791 O.G. Skinner Drive
         West Point, Georgia                         31833
(Address of Principal Executive Offices            (ZIP Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable

                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On May 14, 2002, ITC/\DeltaCom, Inc. issued the press release attached as Exhibit 99 to this Current Report on Form 8-K. The attached press release is incorporated by reference in this Item 5.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITC/\DELTACOM, INC.


Date: May 14, 2002                   /s/ J. Thomas Mullis
                                     -------------------------
                                     J. Thomas Mullis

                                     Senior Vice President-Legal and Regulatory

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